UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

Translate Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38550	61-1807780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 Hartwell Avenue Lexington, Massachusetts		02421
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 945-7361

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On April 30, 2019, Translate Bio, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with several institutional accredited investors (the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors an aggregate of 5,582,940 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), at a price of $8.50 per share, in a private placement (the “Offering”).

The Offering is expected to close on or about May 3, 2019, subject to the satisfaction of certain customary closing conditions. The Company expects to receive aggregate gross proceeds from the Offering of approximately $47.5 million, before deducting placement agent fees and offering expenses. The Company will pay placement agent fees of approximately $2.8 million. Jefferies LLC and SVB Leerink LLC acted as placement agents for the Offering.

The Company has granted the Investors indemnification rights with respect to its representations, warranties, covenants and agreements under the Securities Purchase Agreement.

Registration Rights Agreement

Also on April 30, 2019, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which the Company agreed to register for resale the Shares held by the Investors (the “Registrable Securities”). Under the Registration Rights Agreement, the Company has agreed to file a registration statement covering the resale by the Investors of the Registrable Securities within 30 days following the closing of the Offering. The Company has agreed to use commercially reasonable efforts to cause such registration statement to become effective as soon as practicable and to keep such registration statement effective until the date the Shares covered by such registration statement have been sold or cease to be Registrable Securities. The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities.

In the event (i) the registration statement has not been filed within 30 days following the closing date, (ii) the registration statement is not declared effective prior to the earlier of (a) five business days after the date on which the Company is notified by the Securities and Exchange Commission (the “SEC”) that the registration statement will not be reviewed by the SEC staff or is not subject to further comment by the SEC staff, (b) the 90th day following the closing date, if the SEC staff determines not to review the registration statement, or (c) the 120th day following the closing date, if the SEC staff determines to review the registration statement or (iii) after the registration statement has been declared effective by the SEC, sales cannot be made pursuant to the registration statement for any reason, subject to certain limited exceptions, then the Company has agreed to make pro rata payments to each Investor as liquidated damages in an amount equal to 1% of the aggregate amount invested by each such Investor in the Registrable Securities per 30-day period or pro rata for any portion thereof for each such month during which such event continues, subject to certain caps set forth in the Registration Rights Agreement.

The Company has granted the Investors customary indemnification rights in connection with the registration statement. The Investors have also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing descriptions of the Securities Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Securities Purchase Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated by reference herein.

The representations, warranties and covenants contained in the Securities Purchase Agreement and the Registration Rights Agreement were made solely for the benefit of the parties thereto and the placement agents expressly named as third-party beneficiaries thereto and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Securities Purchase Agreement and the Registration Rights Agreement are incorporated herein by reference only to provide investors with information regarding the terms thereof and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Investors in the Securities Purchase Agreement, the offering and sale of the Shares will be exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D under the Securities Act. The Shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the securities will not involve a public offering and will be made without general solicitation or general advertising. The Investors represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the Shares for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States federal securities laws.

Item 8.01 Other Events.

On May 1, 2019, the Company issued a press release announcing the Offering. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, those regarding: the expected closing of the Offering, anticipated proceeds from the Offering and the Company’s plans to file a registration statement to register the resale of the Shares. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such statements are subject to numerous important risk factors, risks and uncertainties that may cause actual events or results to differ materially from current expectations and beliefs, including but not limited to: the ability of the Company and the Investors to satisfy the conditions to closing for the Offering; the Company’s ability to advance the development of its platform and programs under the timelines it projects, demonstrate the requisite safety and efficacy of its product candidates and replicate in clinical trials any positive findings from preclinical studies; the content and timing of decisions made by the U.S. Food and Drug Administration, other regulatory authorities and investigational review boards at clinical trial sites, including as it relates to ongoing and planned clinical trials; the Company’s ability to obtain, maintain and enforce necessary patent and other intellectual property protection (for example, two of the Company’s patents issued in Europe are under opposition); the availability of significant cash required to fund operations; competitive factors; general economic and market conditions and other important risk factors set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 21, 2019 and in any other subsequent filings made by the Company. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated April 30, 2019, by and among the Registrant and the other parties thereto.

10.2	Registration Rights Agreement, dated April 30, 2019, by and among the Registrant and the other parties thereto.

99.1	Press Release, dated May 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSLATE BIO, INC.

Date: May 1, 2019	By:	/s/ Paul Burgess
Paul Burgess
Chief Legal Officer and Secretary